THE
                                     MERGER
                                    FUND(R)

                                 ANNUAL REPORT

                               SEPTEMBER 30, 2002

                                                               November 12, 2002

Dear Fellow Shareholder:

  Fiscal 2002 was a year we would rather forget. As previously reported, The Merger Fund(R) was down 8.4% in the 12 months ended September 30, the first loss on a fiscal-year basis since the Fund's inception in 1989. A half dozen broken deals, wider spreads on several pending transactions, some untimely bond investments and a shortage of new arbitrage opportunities combined to produce a very disappointing year. Although the financial markets were extremely treacherous throughout this period, we have never used poor market conditions as an excuse before and are not about to start now. Simply put, we can do better. And in the coming year, we will do better, even in the absence of an upturn in merger activity. We continue to believe, however, that M&A volume will show a meaningful recovery in 2003, so at some point the wind should again be at our back.

  As is customary in these annual reports, we have included a series of charts which reflect the nature of the arbitrage opportunities in which the Fund has recently invested. Chart 1 shows that as of September 30, friendly transactions represented 99% of the dollar value of our holdings, while unsolicited, or hostile, takeover attempts accounted for just 1%. The latter figure, which is down from 10% a year ago, indicates that unsolicited takeover attempts continue to represent a relatively small percentage of M&A activity. We have often noted that hostile offers would be more common if they had a higher probability of succeeding, but little has changed to improve the odds for unwelcome suitors. Protected by poison pills, target companies are still free to "just say no," while staggered boards and other limitations on voting rights make it difficult to wage a successful proxy battle. Northrop Grumman's soon-to-be-completed acquisition of TRW, the defense-electronics and automotive-equipment company, is one of the few unsolicited takeover attempts in recent years to succeed. The Merger Fund(R) has a position in this deal, and because the two companies have signed a definitive merger agreement, we now classify this transaction as friendly. As was the case with Weyerhaeuser's hard-fought acquisition of Willamette, completed this past March, Northrop enjoyed certain key advantages that enabled it to win the day. To begin with, TRW had just lost its CEO, removing one of the most contentious issues in any takeover-job security for the target's chief executive-and making it harder for TRW to mount a vigorous defense. Except for Lockheed Martin, which would have faced serious antitrust problems, Northrop was also the best buyer for TRW's assets; the companies' defense businesses fit together hand and glove. And just as Weyerhaeuser had a leg up on other potential suitors by virtue of the fact that its CEO used to run Willamette and knew the company like the back of his hand, Northrop's president formerly held the same position at TRW. Finally, Northrop benefitted from a relatively strong stock price and the possibility that foreign bidders for TRW would have faced national-security concerns. For executives contemplating a hostile takeover attempt, the message is clear: Unless the stars are in perfect alignment, stick to friendly deals.

  Chart 2 shows that virtually all of the proposed acquisitions in which the Fund has recently invested are strategic in nature, meaning combinations that involve a corporate buyer-typically operating in the same industry as the target-that sees the transaction as a means to enhance shareholder value on a longer-term basis. Financial deals, in contrast, are usually structured as going-private transactions, in which an investor group that may include the target's management uses large amounts of borrowed money to buy out the public shareholders. In most cases, the goal in such transactions is to eventually pay down debt and sell the company or take it public again. Although highly leveraged buyouts of publicly traded companies remain few and far between, this situation may change. The bear market has taken its toll on equity valuations, and many companies are trading well below their private market values, or the price that could be paid by a financial buyer based on the target's projected free cash flow following the transaction. In fact, a recent analysis by the research firm Sanford C. Bernstein estimated that as many as 20% of the 1,500 largest public companies in the U.S. now qualify as good LBO candidates.
Working against a near-term surge in buyout activity, however, is a sharply reduced appetite for risk-taking among bank lenders and a junk-bond market that is closed to all but a few issuers. Low inflation rates and the absence of pricing power in most industries also make it harder for highly leveraged companies to "grow into" their debt-heavy capital structures. With the LBO community flush with cash, the initial phase of the upturn in financial deals likely will see these firms acting as the buyers of last resort for troubled companies pursuing asset sales to restore liquidity. But absent a strong, sustained rally in stock prices, LBO activity may begin to involve a broader range of targets, including solid companies whose managements have grown tired of the burdens of public ownership.

  Chart 3 shows the type of consideration to be received by the selling company's shareholders in transactions in which The Merger Fund(R) held positions at the end of its fiscal year. As might be expected given that managements are naturally reluctant to issue new shares at what they consider to be depressed levels, the percentage of our deals that involve at least some stock has fallen to 54%, down from 70% a year ago. Also contributing to this trend is that fact that stock-for-stock transactions no longer have an advantage when it comes to the treatment of goodwill. Now, for both cash and stock deals, goodwill created in an acquisition need only be written off against the buyer's earnings if and when it becomes "impaired." Further weakness in share prices probably would lead to even more cash takeovers, especially by LBO firms and foreign buyers, although many would-be acquirers may be reluctant to leverage their balance sheets at a time when the rating agencies seem to be racing one another to downgrade companies at the first sign of financial weakness.

  Chart 4 shows our investments grouped by economic sector. Much has changed in the last 12 months. Whereas a year ago the energy sector represented the largest segment of our portfolio, it fell to third place-down from 22% to 14%-as of this September. An even more dramatic shift has occurred in telecommunications deals, which recently accounted for 21% of our investments by dollar amount, up from 6% a year earlier. Few on Wall Street doubt that the telecom sector, plagued by excess capacity and cutthroat competition, would benefit from further consolidation, especially in wireless. But whether regulators would permit the most strategically compelling combinations is an open question. Also worth noting is the shrinking number of financial-services companies in the Fund's portfolio. A few years ago, this sector accounted for as much as 40% of our holdings, but at the end of fiscal 2002, the group's representation was less than 9%. Although a number of bank and REIT deals have been announced this year, arbitrage spreads in this sector generally remain unattractive due to the perception-dangerous, in our judgment-that most of these transactions are essentially risk-free. From an investment standpoint, sector classifications are much less important to us than the multitude of other factors that affect the outcome of any given corporate reorganization. At the same time, though, we do attempt to manage the Fund's industry exposure so as to limit systemic risk within the portfolio.

  Chart 5 shows the total dollar volume of mergers and acquisitions in the U.S., by quarter, since 1991. M&A activity, which plateaued at an average annual rate of close to $1.5 trillion in 1998, 1999 and 2000, has fallen to an eight-year low. Our previous shareholder reports have discussed the reasons for the sharp contraction in deal-making: economic uncertainty, geopolitical fears, accounting scandals, a crisis of confidence in the executive suite, depressed share prices, stretched balance sheets, worries about Wall Street reaction to a high-profile deal and a valuation "disconnect" between buyers and sellers. None of these constraints will disappear overnight, but with so many industries ripe for consolidation and so many companies under pressure to consider strategic business combinations, the deal drought will not be permanent, either. In other words, we still believe that a large number of potential corporate transactions have been postponed, not abandoned.

  As we await an upturn in merger activity, cash will not burn a hole in our pocket, meaning that we will not take imprudent risks with our shareholders' capital. Nor should you worry that The Merger Fund(R) is too big to replicate its historical performance. Some of the Fund's best results came when it was even larger than it is today. Finally, our fixed-income holdings, which were a drag on the Fund's NAV earlier in the year, have recently been doing much better. Nevertheless, our goal is to further reduce our non-arbitrage bond positions, which currently amount to less than 14% of the portfolio. While The Merger Fund(R) has handily outperformed the average equity fund over the past year, it is time for us to deliver some solid absolute returns. I look forward to writing next year's annual report!

                                      Sincerely,

                                      /s/Frederick W. Green

                                      Frederick W. Green
                                      President

                                    CHART 1

                             PORTFOLIO COMPOSITION
                              BY TYPE OF DEAL*<F1>

                              FRIENDLY       98.8%
                              HOSTILE         1.2%

                                    CHART 2

                             PORTFOLIO COMPOSITION
                             BY TYPE OF BUYER*<F1>

                              STRATEGIC      98.7%
                              FINANCIAL       1.3%

                                                        *<F1> Data as of 9/30/02

                                    CHART 3

                             PORTFOLIO COMPOSITION
                               BY DEAL TERMS*<F2>

               STOCK WITH FIXED EXCHANGE RATIO              33.1%
               STOCK WITH FLEXIBLE EXCHANGE RATIO           14.9%
               CASH & STOCK                                  6.3%
               CASH                                         38.6%
               UNDETERMINED                                  7.1%

                                    CHART 4

                             PORTFOLIO COMPOSITION
                                 BY SECTOR*<F2>

                      TELECOMMUNICATION             20.9%
                      MULTI-SECTOR                  20.1%
                      ENERGY                        14.0%
                      FINANCIAL SERVICES             8.7%
                      CONSUMER SERVICES              7.4%
                      HEALTHCARE                     7.3%
                      MEDIA                          6.8%
                      CONSUMER NON-DURABLES          6.8%
                      UTILITIES                      4.8%
                      BUSINESS SERVICES              1.4%
                      BASIC INDUSTRIES               1.0%
                      TECHNOLOGY                     0.8%

                                                        *<F2> Data as of 9/30/02

                                    CHART 5

                                MERGER ACTIVITY
                                  1991 - 2002

DATE     FIRST QUARTER      SECOND QUARTER     THIRD QUARTER    FOURTH QUARTER
----     -------------      --------------     -------------    --------------
1991        $19.9516          $20.5286           $27.3834           $16.3747
1992        $16.6579          $30.7912           $16.1062           $20.9834
1993        $20.3626          $30.0446           $72.4562           $64.2678
1994        $43.9419          $41.2508           $79.3201           $58.3516
1995        $63.2519         $109.5822          $138.6244           $92.8259
1996        $81.5836         $147.5119          $114.5835          $180.8346
1997       $157.8150         $135.3298          $146.4147          $247.8092
1998       $207.8147         $667.8133          $273.4782          $271.3921
1999       $344.2760         $473.5610          $227.3533          $495.8469
2000       $495.6549         $238.7511          $432.3114          $264.6629
2001       $161.5246         $138.7080          $154.2153          $121.5994
2002        $45.6836          $60.2761           $96.1219

Source: Securities Data Corp.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       IN THE MERGER FUND AND THE S&P 500

                  Date          The Merger Fund         S&P 500
                  ----          ---------------         -------
                9/30/92              10,000              10,000
                9/30/93              11,118              11,300
                9/30/94              12,513              11,717
                9/30/95              13,867              15,202
                9/30/96              15,421              18,293
                9/30/97              17,091              25,692
                9/30/98              17,231              28,016
                9/30/99              20,902              35,805
                9/30/00              24,906              40,562
                9/30/01              25,884              29,764
                9/30/02              23,711              23,666

                                                           AVERAGE
                                                     ANNUAL TOTAL RETURN
                                               -------------------------------
                                   1 YR.       3 YR.        5 YR.       10 YR.
                                   -----       -----        -----       ------
The Merger Fund                   (8.4)%        4.3%        6.8%         9.0%

The Standard & Poor's 500 Index (S&P 500) is a capital weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on September 30, 1992. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

THE MERGER FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

  SHARES                                                              VALUE
  ------                                                              -----
COMMON STOCKS --  54.59%*<F3>

               AUTOMOTIVE PARTS & EQUIPMENT -- 0.15%*<F3>
     50,000    Donnelly Corporation(1)<F7>                        $  1,295,500
                                                                  ------------

               AUTOS -- 0.00%*<F3>
         25    Nissan Motor Co., Ltd.(5)<F11>(6)<F12>                      184
                                                                  ------------

               BROADCASTING -- 1.02%*<F3>
    325,800    Hispanic Broadcasting
                 Corporation**<F4>(2)<F8>(4)<F10>                    6,076,170
    414,768    ProSiebenSat.1 Media AG(5)<F11>                       2,652,252
                                                                  ------------
                                                                     8,728,422
                                                                  ------------

               COMMERCIAL FINANCE -- 0.27%*<F3>
    128,300    CIT Group Inc.**<F4>(1)<F7>                           2,306,834
                                                                  ------------

               COMPUTER HARDWARE -- 0.00%*<F3>
     39,158    Hewlett-Packard Company Contingent
                 Value Rights**<F4>(6)<F12>                                 --
                                                                  ------------

               DIAGNOSTIC TESTING -- 0.84%*<F3>
    903,200    Digene Corporation**<F4>(3)<F9>                       7,135,280
                                                                  ------------

               FOOD & BEVERAGES -- 2.12%*<F3>
     87,300    Dole Food Company, Inc.(3)<F9>                        2,534,319
    107,500    Dreyer's Grand Ice Cream, Inc.(1)<F7>                 7,509,950
    129,300    Hershey Foods Corporation(3)<F9>                      8,023,065
                                                                  ------------
                                                                    18,067,334
                                                                  ------------

               GIFTWARE -- 0.00%*<F3>
     38,554    Syratech Corporation(6)<F12>                             19,277
                                                                  ------------

               HOME IMPROVEMENT -- 4.49%*<F3>
    580,538    Castorama Dubois Investissement SA(5)<F11>           38,327,672
                                                                  ------------

               LUBRICANTS -- 4.20%*<F3>
  1,631,200    Pennzoil-Quaker State Company(2)<F8>                 35,837,464
                                                                  ------------

               LUXURY GOODS -- 2.08%*<F3>
     44,500    Gucci Group N.V.(5)<F11>                              3,747,183
    166,100    Gucci Group N.V. -- NYS(4)<F10>(5)<F11>              14,020,501
                                                                  ------------
                                                                    17,767,684
                                                                  ------------

               METALS & MINING -- 0.14%*<F3>
    530,400    Kinross Gold Corporation**<F4>(1)<F7>(5)<F11>         1,161,576
                                                                  ------------

               MULTI-INDUSTRY -- 8.68%*<F3>
 14,985,750    Finmeccanica SpA(5)<F11>(6)<F12>                      7,057,432
    526,889    Groupe Bruxelles Lambert S.A.(5)<F11>                19,522,700
    812,100    TRW Inc.                                             47,548,455
                                                                  ------------
                                                                    74,128,587
                                                                  ------------

               PHARMACEUTICALS -- 4.72%*<F3>
    998,575    ICN Pharmaceuticals, Inc.                             9,047,089
    805,200    Pharmacia Corporation(2)<F8>                         31,306,176
                                                                  ------------
                                                                    40,353,265
                                                                  ------------

               REAL ESTATE INVESTMENT TRUSTS -- 1.04%*<F3>
    775,700    National Golf Properties, Inc.**<F4>                  8,920,550
                                                                  ------------

               SATELLITE COMMUNICATIONS -- 1.85%*<F3>
    875,000    General Motors
                 Corporation -- Class H**<F4>(3)<F9>                 8,006,250
    449,200    PanAmSat Corporation**<F4>(2)<F8>(3<F9>               7,793,620
                                                                  ------------
                                                                    15,799,870
                                                                  ------------

               SAVINGS & LOANS -- 3.60%*<F3>
    286,500    Bank United Corp. Litigation Contingent
                 Payment Rights Trust**<F4>(7)<F13>                     17,190
    949,800    Golden State Bancorp Inc.(1)<F7>(4)<F10>             30,697,536
                                                                  ------------
                                                                    30,714,726
                                                                  ------------

               SPECIALTY CHEMICALS -- 0.26%*<F3>
     76,900    ChemFirst Inc.(1)<F7>                                 2,211,644
                                                                  ------------

               SPECIALTY RENTALS -- 1.76%*<F3>
    736,800    McGrath Rentcorp                                     15,008,616
                                                                  ------------

               TELEPHONY -- 12.80%*<F3>
  1,135,729    AT&T Canada Inc.**<F4>(1)<F7>(5)<F11>                36,422,829
  3,883,222    AT&T Corp.(1)<F7>(3)<F9>                             46,637,496
  1,529,450    NextWave Telecom Inc. -- Class B**<F4>                2,141,230
  2,134,700    Price Communications Corporation**<F4>(2)<F8>        24,122,110
                                                                  ------------
                                                                   109,323,665
                                                                  ------------

               TRAVEL-RELATED SERVICES -- 0.87%*<F3>
    263,300    P & O Princess Cruises plc -- ADR(5)<F11>             7,477,720
                                                                  ------------

               WATER-TREATMENT EQUIPMENT & SERVICES -- 3.70%*<F3>
    708,000    American Water Works Company, Inc.(1)<F7>            31,619,280
                                                                  ------------
               TOTAL COMMON STOCKS (Cost $551,033,754)             466,205,150
                                                                  ------------

PRINCIPAL AMOUNT
----------------
CONVERTIBLE BONDS -- 9.20%*<F3>
               Adelphia Communications Corporation
$17,150,000      3.25%, 5/01/2021D<F5>(6)<F12>                       1,457,750
               Amdocs Limited
  4,000,000      2.00%, 6/01/2008(5)<F11>(6)<F12>                    3,595,000
               Charter Communications, Inc.
 11,800,000      5.75%, 10/15/2005(6)<F12>                           5,664,000
               DoubleClick Inc.
 11,155,000      4.75%, 3/15/2006(6)<F12>                            9,314,425
               Enron Corp.
 70,427,000      0.00%, 2/07/2021D<F5>(6)<F12>                       6,338,430
               Juniper Networks, Inc.
 12,335,000      4.75%, 3/15/2007(6)<F12>                            8,356,963
               Redback Networks Inc.
 24,178,000      5.00%, 4/01/2007(6)<F12>                            5,258,715
               Tyco International Ltd.
 58,250,000      0.00%, 11/17/2020(5)<F11>(6)<F12>                  38,590,625
                                                                  ------------
               TOTAL CONVERTIBLE BONDS (Cost $103,062,481)          78,575,908
                                                                  ------------

CORPORATE BONDS -- 9.92%*<F3>
               Adelphia Communications Corporation
  8,800,000      9.25%, 10/01/2002D<F5>(6)<F12>                      3,256,000
  8,779,000      9.38%, 11/15/2009D<F5>(6)<F12>                      3,336,020
  4,000,000      10.25%, 6/15/2011D<F5>(6)<F12>                      1,520,000
               Cooper Industries, Ltd.
 18,690,000      5.88%, 2/20/2003(6)<F12>                           18,970,350
               Pennzoil-Quaker State Company
  9,200,000      9.40%, 12/01/2002(6)<F12>                           9,338,000
               TeleCorp PCS, Inc.
 13,933,000      10.63%, 7/15/2010(6)<F12>                          12,679,030
               Tritel PCS, Inc.
  6,171,000      10.38%, 1/15/2011(6)<F12>                           5,615,610
               The Williams Companies, Inc.
 12,000,000      6.50%, 11/15/2002(6)<F12>                          11,400,000
               Williams Holdings of Delaware, Inc.
 16,250,000      6.13%, 12/01/2003(6)<F12>                          13,000,000
               WorldCom, Inc. -- WorldCom Group
$14,750,000      7.38%, 1/15/2003
                 (Cost $12,757,561, Acquired
                 Multiple Dates)D<F5>(6)<F12>(8)<F14>                1,788,438
 20,545,000      7.88%, 5/15/2003D<F5>(6)<F12>                       2,491,081
 11,000,000      7.50%, 5/15/2011D<F5>(6)<F12>                       1,333,750
                                                                  ------------
               TOTAL CORPORATE BONDS (Cost $118,588,453)            84,728,279
                                                                  ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.34%*<F3>
               Federal Home Loan Bank
 17,000,000      2.38%, 6/13/2003                                   17,100,045
  2,885,000      2.05%, 11/07/2003                                   2,885,000
                                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY
                 OBLIGATIONS (COST $19,903,557)                     19,985,045
                                                                  ------------

SHORT-TERM INVESTMENTS -- 20.33%*<F3>

               CORPORATE COMMERCIAL PAPER -- 9.65%*<F3>
               American Electric Power Company, Inc.
 20,000,000      2.00%, 10/15/2002                                  19,984,444
               Bombardier Inc.
 20,000,000      2.05%, 10/15/2002                                  19,984,055
               Eastman Kodak Company
 12,500,000      2.00%, 10/17/2002                                  12,488,889
 15,000,000      2.00%, 11/04/2002                                  14,971,667
               TRW Inc.
 15,000,000      2.30%, 10/01/2002                                  15,000,000
                                                                  ------------
                                                                    82,429,055
                                                                  ------------

               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.94%*<F3>
               Federal Home Loan Bank:
 22,043,000      1.50%, 10/01/2002                                  22,043,000
 19,306,000      1.50%, 10/02/2002                                  19,305,196
 11,803,000      1.50%, 10/03/2002                                  11,802,016
 14,603,000      1.50%, 10/04/2002                                  14,601,175
                                                                  ------------
                                                                    67,751,387
                                                                  ------------

               VARIABLE RATE DEMAND NOTES #<F6> -- 2.74%*<F3>
 14,855,350    American Family Financial Services, Inc., 1.41%      14,855,350
  2,893,200    U.S. Bank, 1.56%                                      2,893,200
    606,918    Wisconsin Corporate Central Credit Union, 1.48%         606,918
  5,039,151    Wisconsin Electric Power Company, 1.45%               5,039,151
                                                                  ------------
                                                                    23,394,619
                                                                  ------------
               TOTAL SHORT-TERM INVESTMENTS (Cost $173,575,060)    173,575,061
                                                                  ------------
               TOTAL INVESTMENTS (Cost $966,163,305)              $823,069,443
                                                                  ------------
                                                                  ------------

NYS - New York Shares
ADR - American Depository Receipt
   *<F3>   Calculated as a percentage of net assets.
  **<F4>   Non-income producing security.
   D<F5>   Security in default.
   #<F6> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed above are as of September 30, 2002.
 (1)<F7> All or a portion of the shares have been committed as collateral for open short positions.
 (2)<F8> All or a portion of the shares have been committed as collateral for short foreign currency contracts.
 (3)<F9> All or a portion of the shares have been committed as collateral for written option contracts.
(4)<F10> All or a portion of the shares have been committed as collateral for equity swap contracts.
(5)<F11>   Foreign security.
(6)<F12>   Fair-valued security.
(7)<F13>   Litigation settlement rights.
(8)<F14>   Restricted under Rule 144A of the Securities Act of 1933.

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2002

  SHARES                                                              VALUE
  ------                                                              -----
 1,439,400   AT&T Corp. -- When Issued                            $  7,844,730
   434,400   Carnival Corporation                                   10,903,440
   321,000   Charter Communications, Inc. -- Class A                   597,060
   465,233   Citigroup Inc.                                         13,794,158
   695,400   Comcast Corporation -- Class A                         14,832,882
   561,724   Comcast Corporation -- Special Class A                 11,717,563
    37,200   DoubleClick Inc.                                          191,208
   530,400   Kinross Gold Corporation                                1,161,576
    22,900   Magna International Inc. -- Class A                     1,291,102
        12   Nissan Motor Co., Ltd. -- ADR                                 176
   103,612   Northrop Grumman Corporation                           12,852,032
 1,127,280   Pfizer Inc.                                            32,713,666
    30,000   Redback Networks Inc.                                       9,300
   785,710   Ribapharm Inc.                                          3,535,695
   289,128   STMicroelectronics N.V.                                 3,889,140
   276,095   Suez SA                                                 4,346,900
    89,571   TotalFinaElf S.A.                                      11,791,715
         1   Travelers Property Casualty Corp. -- Class B                   17
   276,930   Univision Communications Inc. -- Class A                6,314,004
                                                                  ------------
             TOTAL SECURITIES SOLD SHORT
               (Proceeds $164,999,192)                            $137,786,364
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF OPTIONS WRITTEN
SEPTEMBER 30, 2002

CONTRACTS (100 SHARES PER CONTRACT)                                    VALUE
-----------------------------------                                    -----
CALL OPTIONS
          AT&T Corp.:
 1,000      Expiration October 18, 2002, Exercise Price $6.00       $    5,000
 1,300      Expiration October 19, 2002, Exercise Price $3.00          249,600
          Digene Corporation:
   500      Expiration October 19, 2002, Exercise Price $7.50           33,750
          Dole Food Company, Inc.:
   873      Expiration October 19, 2002, Exercise Price $30.00          24,008
          General Motors Corporation -- Class H:
 8,750      Expiration October 19, 2002, Exercise Price $7.50        1,640,625
          Hershey Foods Corporation:
 1,293      Expiration October 19, 2002, Exercise Price $60.00         381,435
          PanAmSat Corporation:
   721      Expiration October 19, 2002, Exercise Price $17.50          37,852
          Price Communications Corporation:
   200      Expiration November 16, 2002, Exercise Price $10.00         32,000
                                                                    ----------
                                                                     2,404,270

PUT OPTIONS
          Citigroup Inc.:
 2,544      Expiration October 19, 2002, Exercise Price $27.50         241,680
                                                                    ----------
          TOTAL OPTIONS WRITTEN
            (Premiums received $3,209,068)                          $2,645,950
                                                                    ----------
                                                                    ----------

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002

ASSETS:
   Investments, at value (Cost $966,163,305)                                                    $  823,069,443
   Deposit at brokers for short sales                                                               40,581,558
   Receivable from brokers for proceeds on securities sold short                                   159,223,108
   Receivable for investments sold                                                                  17,073,700
   Receivable for fund shares issued                                                                   853,354
   Receivable for equity swap contracts                                                                 53,329
   Dividends and interest receivable                                                                 2,634,251
   Prepaid expenses                                                                                     56,395
                                                                                                --------------
       Total Assets                                                                              1,043,545,138
                                                                                                --------------

LIABILITIES:
   Securities sold short, at value (Proceeds $164,999,192)                    $137,786,364
   Options written, at value (Premiums received $3,209,068)                      2,645,950
     See accompanying schedule
   Payable to custodian                                                            727,287
   Payable for investment securities purchased                                  34,219,193
   Payable for fund shares redeemed                                             12,859,642
   Payable for forward currency exchange contracts                                  24,753
   Investment advisory fee payable                                                 708,887
   Distribution fees payable                                                       250,876
   Accrued expenses and other payables                                             365,449
                                                                             -------------
       Total Liabilities                                                                           189,588,401
                                                                                                --------------
NET ASSETS                                                                                      $  853,956,737
                                                                                                --------------
                                                                                                --------------

NET ASSETS Consist Of:
   Accumulated undistributed net investment income                                              $    9,672,479
   Accumulated undistributed net realized loss on investments sold, foreign currencies, securities sold short, equity swaps,
     and option contracts expired or closed                                                        (58,946,026)
   Net unrealized appreciation (depreciation) on:
     Investments                                                             $(143,093,862)
     Short positions                                                            27,212,828
     Written options                                                               563,118
     Equity swap contracts                                                          52,876
     Foreign currency translation                                                    5,131
     Forward currency exchange contracts                                           (24,753)
                                                                             -------------
     Net unrealized depreciation                                                                  (115,284,662)
   Paid-in capital                                                                               1,018,514,946
                                                                                                --------------
       Total Net Assets                                                                         $  853,956,737
                                                                                                --------------
                                                                                                --------------
NET ASSET VALUE, offering price and redemption price per share
  ($853,956,737 / 63,439,486 shares of beneficial interest
  outstanding)                                                                                          $13.46
                                                                                                        ------
                                                                                                        ------

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME:
   Interest                                                                                      $  22,899,165
   Dividend income on long positions
     (net of foreign withholding taxes of $218,763)                                                  7,311,987
                                                                                                 -------------
       Total investment income                                                                      30,211,152
                                                                                                 -------------

EXPENSES:
   Investment advisory fee                                                     $10,027,736
   Distribution fees                                                             2,008,900
   Transfer agent and shareholder servicing agent fees                             326,165
   Federal and state registration fees                                              69,270
   Professional fees                                                               398,776
   Trustees' fees and expenses                                                      34,748
   Custody fees                                                                    223,870
   Administration fee                                                              476,579
   Reports to shareholders                                                         182,050
   Other                                                                            89,048
                                                                               -----------
       Total operating expenses before interest expense
         and dividends on short positions                                                           13,837,142
   Interest expense on loan outstanding                                                                 80,027
   Interest expense on equity swap contracts                                                           549,973
   Dividends on short positions (net of foreign withholding taxes
     of $33,235)                                                                                     2,097,583
                                                                                                 -------------
       Total expenses                                                                               16,564,725
                                                                                                 -------------
NET INVESTMENT INCOME                                                                               13,646,427
                                                                                                 -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
      Long transactions                                                        (76,356,403)
      Short transactions                                                        (3,284,588)
      Option contracts expired or closed                                        29,530,876
      Equity swap contracts                                                      3,020,087
      Foreign currencies                                                        (1,969,841)
                                                                               -----------
      Net realized loss                                                                            (49,059,869)
   Change in unrealized appreciation/depreciation on:
      Investments                                                              (58,017,838)
      Short positions                                                            5,380,708
      Written options                                                              284,892
      Equity swap contracts                                                         52,876
      Foreign currency translation                                                     896
      Forward currency exchange contracts                                         (523,812)
                                                                               -----------
      Net unrealized loss                                                                          (52,822,278)
                                                                                                 -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                   (101,882,147)
                                                                                                 -------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                                                     $ (88,235,720)
                                                                                                 -------------
                                                                                                 -------------

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED SEPTEMBER 30, 2002

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
Sales of capital shares                                                    $   939,169,175
Repurchases of capital shares                                                 (977,322,415)
Net change in receivables/payables related to capital share
  transactions                                                                  25,204,384
                                                                           ---------------
Cash used by capital share transactions                                        (12,948,856)
Cash used for repayment of borrowings                                          (93,700,000)
Distributions paid in cash*<F15>                                                (2,547,793)
                                                                           ---------------
                                                                                                 $(109,196,649)
                                                                                                 -------------
CASH PROVIDED (USED) BY OPERATIONS:
Purchases of investments                                                    (3,708,800,084)
Proceeds from sales of investments                                           3,818,624,597
                                                                           ---------------
                                                                               109,824,513
                                                                           ---------------
Increase in deposit at brokers for short sales                                 (23,187,578)
Net investment income                                                           13,646,427
Net change in receivables / payables related to operations                          66,088
                                                                           ---------------
                                                                                (9,475,063)
                                                                           ---------------
                                                                                                   100,349,450
                                                                                                 -------------
Net decrease in cash                                                                                (8,847,199)
Cash, beginning of year                                                                              8,847,199
                                                                                                 -------------
Cash, end of year                                                                                $           0
                                                                                                 -------------
                                                                                                 -------------

*<F15> Non-cash financing activities include reinvestment of dividends of $60,016,356

Supplemental Information:
  Cash paid for interest on loan outstanding                        $  127,605

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                              YEAR ENDED           YEAR ENDED
                                                          SEPTEMBER 30, 2002   SEPTEMBER 30, 2001
                                                          ------------------   ------------------
Net investment income                                         $  13,646,427      $   25,660,947
Net realized gain (loss) on investments sold, foreign
  currency translations, forward currency exchange
  contracts, securities sold short, equity swap contracts,
  and option contracts expired or closed                        (49,059,869)         95,882,529
Change in unrealized appreciation/depreciation on
  investments, foreign currency translations, forward
  currency exchange contracts, short positions, equity
  swap contracts and written options                            (52,822,278)        (85,850,329)
                                                              -------------      --------------
Net increase (decrease) in net assets
  resulting from operations                                     (88,235,720)         35,693,147
                                                              -------------      --------------

Distributions to shareholders from:
     Net investment income                                      (12,365,528)         (7,707,751)
     Net realized gains                                         (50,198,621)        (92,616,526)
                                                              -------------      --------------
     Total dividends and distributions                          (62,564,149)       (100,324,277)
                                                              -------------      --------------
Net increase (decrease) in net assets from capital
  share transactions (Note 4)                                    21,863,116         (31,432,927)
                                                              -------------      --------------
Net decrease in net assets                                     (128,936,753)        (96,064,057)

NET ASSETS:
Beginning of period                                             982,893,490       1,078,957,547
                                                              -------------      --------------
End of period (including accumulated undistributed net
  investment income of $9,672,479 and $11,866,382,
  respectively)                                               $ 853,956,737     $   982,893,490
                                                              -------------      --------------
                                                              -------------      --------------

                     See notes to the financial statements.

                                THE MERGER FUND
                              FINANCIAL HIGHLIGHTS

 Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                YEAR            YEAR            YEAR            YEAR             YEAR
                                               ENDED           ENDED            ENDED           ENDED           ENDED
                                           SEPTEMBER 30,   SEPTEMBER 30,    SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                2002            2001            2000            1999             1998
                                           -------------   -------------    -------------   -------------   -------------
Net Asset Value,
  beginning of period                          $15.74          $16.90          $15.37          $13.90           $15.35

Income from investment
  operations:
   Net investment income(2)<F17>                 0.23(4)<F19>    0.36(3)<F18>    0.25(3)<F18>    0.08(3)<F18>     0.20(3)<F18>
   Net realized and unrealized
     gain (loss) on investments                 (1.45)           0.27            2.50            2.71            (0.05)
                                               ------          ------          ------          ------           ------
   Total from investment
     operations                                 (1.22)           0.63            2.75            2.79             0.15

Less distributions:
   Dividends from net
     investment income                          (0.21)          (0.14)          (0.07)          (0.22)           (0.03)
   Distributions from net
     realized gains                             (0.85)          (1.65)          (1.15)          (1.10)           (1.57)
                                               ------          ------          ------          ------           ------
   Total distributions                          (1.06)          (1.79)          (1.22)          (1.32)           (1.60)
                                               ------          ------          ------          ------           ------
Net Asset Value,
  end of period                                $13.46          $15.74          $16.90          $15.37           $13.90
                                               ------          ------          ------          ------           ------
                                               ------          ------          ------          ------           ------

Total Return                                    (8.39)%          3.86%          19.08%          21.39%            0.82%

Supplemental Data and Ratios:
   Net assets, end
     of period (000's)                       $853,957        $982,893      $1,078,958        $575,449         $426,392
   Ratio of operating expenses
     to average net assets(1)<F16>               1.38%           1.34%           1.34%           1.38%            1.33%
   Ratio of interest expense and
     dividends on short positions
     to average net assets                       0.27%           0.67%           0.86%           1.07%            1.93%
   Ratio of net investment income
     to average net assets                       1.36%           2.23%           1.57%           0.54%            1.36%
   Portfolio turnover rate(5)<F20>             258.37%         383.74%         419.24%         386.52%          355.38%

(1)<F16>   For the years ended September 30, 2002, 2001, 2000, 1999 and 1998, the operating expense ratio excludes interest expense and dividends on short positions. The ratios including interest expense and dividends on short positions for the years ended September 30, 2002, 2001, 2000, 1999 and 1998, were 1.65%, 2.01%, 2.20%, 2.45%, and
           3.26%, respectively.
(2)<F17> Net investment income before interest expense and dividends on short positions for the years ended September 30, 2002, 2001, 2000, 1999 and 1998, was $0.27, $0.47, $0.38, $0.23, and $0.49, respectively.
(3)<F18> Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each period.
(4)<F19> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)<F20> The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the period.

                     See notes to the financial statements.

                                THE MERGER FUND
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002

NOTE 1 -- ORGANIZATION

   The Merger Fund (the "Fund") is a no-load, open-end, non-diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, the Fund's fundamental policies were amended to permit the Fund to engage exclusively in merger arbitrage. At the same time, Westchester Capital Management, Inc. became the Fund's investment adviser, and the Fund began to do business as The Merger Fund. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, liquidations and other types of corporate reorganizations.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A. Investment Valuation

   Investments in securities and commodities (including options) are valued at the last sales price on the securities or commodities exchange on which such financial instruments are primarily traded. Securities not listed on an exchange or securities for which there were no transactions are valued at the average of the current bid and asked prices. Securities for which there are no such valuations are valued at fair value as determined in good faith by management under the supervision of the Board of Trustees. The investment adviser reserves the right to value securities, including options, at prices other than last-sale prices or the average of current bid and asked prices when such prices are believed unrepresentative of fair market value as determined in good faith by the adviser. At September 30, 2002 fair valued long securities represent 20.70% of investments, at value. Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates market value.

B. Short Positions

   The Fund may sell securities or currencies short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C. Transactions with Brokers for Short Sales

   The Fund's receivable from brokers for proceeds on securities sold short and deposit at brokers for short sales are with three major securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from the broker for proceeds on securities sold short.

D. Federal Income Taxes

   No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

E. Written Option Accounting

   The Fund writes (sells) covered call options to hedge portfolio investments. Uncovered put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

F. Purchased Option Accounting

   The Fund purchases put options to hedge portfolio investments. Call options may be purchased only for the purpose of closing out previously written covered call options. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract purchased is valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

G. Forward Currency Exchange Contracts

   The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

H. Distributions to Shareholders

   Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to wash loss deferrals, adjustments on equity swaps and unrealized gains or losses on Section 1256 contracts, which are realized, for tax purposes, at September 30, 2002. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications may be made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

I. Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

J. Foreign Securities

   Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K. Foreign Currency Translations

   The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

L. When-Issued Securities

   The Fund may sell securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date. The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short sale positions. The Fund segregates and maintains at all times cash, cash equivalents, or other liquid securities in an amount at least equal to the market value for when-issued securities.

M. Other

   Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis. Investment income includes $3,585,398 of interest earned on receivables from brokers for proceeds on securities sold short and deposits. The Fund may utilize derivative instruments including options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The use of these instruments may involve additional investment risks including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

NOTE 3 -- AGREEMENTS

   The Fund's investment adviser is Westchester Capital Management, Inc. (the "Adviser") pursuant to an investment advisory agreement dated January 31, 1989. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets. Certain officers of the Fund are also officers of the Adviser.

   U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

   Distribution services are performed pursuant to distribution contracts with Mercer Allied Company, L.P. ("Mercer"), the Fund's principal underwriter, and other broker-dealers.

NOTE 4 -- SHARES OF BENEFICIAL INTEREST

   The Trustees have the authority to issue an unlimited amount of shares of beneficial interest without par value.

   Changes in shares of beneficial interest were as follows:

                                           YEAR ENDED                          YEAR ENDED
                                       SEPTEMBER 30, 2002                  SEPTEMBER 30, 2001
                                   ---------------------------        ----------------------------
                                     SHARES          AMOUNT             SHARES           AMOUNT
                                   ----------     ------------        ----------      ------------
       Sold                        62,705,294     $939,169,175        75,473,215     $ 1,216,550,014
       Issued as reinvestment
         of dividends               4,068,906       60,016,356         6,259,827          97,152,519
       Redeemed                   (65,762,532)    (977,322,415)      (83,141,057)     (1,345,135,460)
                                  -----------     ------------      ------------     ---------------
       Net increase (decrease)      1,011,668     $ 21,863,116        (1,408,015)    $   (31,432,927)
                                  -----------     ------------      ------------     ---------------
                                  -----------     ------------      ------------     ---------------

   For the period August 9, 1999 through October 4, 2001, The Merger Fund was closed to new investors. Effective October 5, 2001, The Merger Fund reopened to new investors.

NOTE 5 -- INVESTMENT TRANSACTIONS

   Purchases and sales of securities for the year ended September 30, 2002 (excluding short-term investments, options and short positions) aggregated $1,946,789,016 and $2,097,544,528, respectively.
Information for Federal income tax purposes:

                      GROSS           GROSS        NET UNREALIZED     UNDISTRIBUTED    UNDISTRIBUTED
      COST OF       UNREALIZED      UNREALIZED      DEPRECIATION        ORDINARY         LONG-TERM
    INVESTMENTS    APPRECIATION    DEPRECIATION    ON INVESTMENTS        INCOME            GAIN
    -----------    ------------    ------------    --------------     -------------    -------------
    $989,893,457   $12,652,024    $(179,476,038)   $(166,824,014)      $11,728,738          $0

   The primary difference between the cost amount for book purposes and tax purposes is due to deferred wash sale losses.

   The tax components of dividends and long-term capital gain distributions paid during the year ended September 30, 2002, capital loss carryovers as of September 30, 2002, and tax-basis post-October loss deferrals (recognized for tax purposes on October 1, 2002) are as follows:

    ORDINARY       LONG-TERM       NET CAPITAL     CAPITAL LOSS
     INCOME      CAPITAL GAINS         LOSS          CARRYOVER    POST-OCTOBER
    DIVIDENDS    DISTRIBUTIONS   CARRYOVER*<F21>    EXPIRATION        LOSS
    ---------    -------------   ---------------    ----------    ------------
   $62,564,149        $0           $17,185,725         2010        $16,583,341

*<F21> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

NOTE 6 -- OPTION CONTRACTS WRITTEN

   The premium amount and the number of option contracts written during the year ended September 30, 2002, were as follows:

                                                      PREMIUM         NUMBER OF
                                                       AMOUNT         CONTRACTS
                                                       ------         ---------
  Options outstanding at September 30, 2001        $  6,192,431         46,602
  Options written                                    86,282,768        323,294
  Options closed                                    (18,018,110)       (73,909)
  Options exercised                                 (54,411,124)      (181,304)
  Options expired                                   (16,836,897)       (97,502)
                                                   ------------       --------
  Options outstanding at September 30, 2002        $  3,209,068         17,181
                                                   ------------       --------
                                                   ------------       --------

NOTE 7 -- DISTRIBUTION PLAN

   The Fund has adopted a Plan of Distribution (the "Plan") dated July 1, 1993, as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will compensate its principal underwriter, Mercer, and any other broker-dealers or qualified institutions with whom Mercer or the Fund has entered into a contract to distribute Fund shares ("Dealers"). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund, which may be payable as a service fee for providing record keeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended September 30, 2002, the Fund incurred $2,008,900 pursuant to the Plan.

   The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund's outstanding shares.

NOTE 8 -- CREDIT FACILITY

   Custodial Trust Company has made available to the Fund a $230 million credit facility (subject to increase under certain conditions) pursuant to a Loan and Security Agreement ("Agreement") dated March 18, 1992 (subsequently amended) for the purpose of purchasing portfolio securities. The Agreement can be terminated by either the Fund or Custodial Trust Company with three months' prior notice. For the period October 1, 2001 to September 30, 2002, the interest rate on the outstanding principal amount was the Federal Funds Rate plus 0.75% (weighted average rate of 3.36% during the year ended September 30, 2002). Advances are collateralized by securities owned by the Fund and held separately in a special custody account pursuant to a Special Custody Agreement dated March 31, 1994. During the year ended September 30, 2002, the Fund had an outstanding average daily balance of $2,077,260. The maximum amount outstanding during the year ended September 30, 2002, was $113,600,000. At September 30, 2002, the Fund did not have an outstanding loan payable balance. As collateral for the loan, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The assets are required to be adjusted daily to reflect changes in the amount of the loan outstanding.

NOTE 9 -- FORWARD CURRENCY EXCHANGE CONTRACTS

   At September 30, 2002, the Fund had entered into "position hedge" forward currency exchange contracts that obligated the Fund to deliver and receive currencies at a specified future date. The net unrealized depreciation of $24,753 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

 SETTLEMENT            CURRENCY TO             U.S. $ VALUE AT            CURRENCY TO             U.S. $ VALUE AT
    DATE              BE DELIVERED            SEPTEMBER 30, 2002          BE RECEIVED            SEPTEMBER 30, 2002
 ----------           ------------            ------------------          -----------            ------------------
  10/31/02     58,160,682 Canadian Dollars       $36,640,036        36,824,080 U.S. Dollars         $36,824,080
  10/21/02     41,569,366 Euros                   41,040,552        40,836,140 U.S. Dollars          40,836,140
  11/07/02      3,050,000 Euros                    3,014,430         3,010,045 U.S. Dollars           3,010,045
                                                 -----------                                        -----------
                                                 $80,695,018                                        $80,670,265
                                                 -----------                                        -----------
                                                 -----------                                        -----------

NOTE 10 -- EQUITY SWAP CONTRACTS

   The Fund has entered into both long and short equity swap contracts with three major broker/dealers: Bear Stearns & Co., Deutsche Bank and J.P. Morgan Securities. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus 50 to 100 basis points. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract at a rate equal to LIBOR less 50 to 100 basis points.

   The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

   Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract's expiration date.

   Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. At September 30, 2002, the Fund had the following open equity swap contracts:

                                                                                   UNREALIZED APPRECIATION
TERMINATION DATE                      SECURITY                        SHARES            (DEPRECIATION)
----------------                      --------                        ------            -------------
     7/03/03         BHP Billiton plc / BHP Billiton (Australia)     710,000               $107,210
     1/31/03         Elsevier NV / Reed International                383,691                (44,502)
     1/31/03         P & O Princess Cruises plc                      393,741                 65,168
     7/03/03         Royal Dutch Petroleum / Shell T&T               344,700                (75,000)

   For the year ended September 30, 2002, the Fund realized gains of $3,020,087 upon the termination of equity swap contracts.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Merger Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, of securities sold short and of options written, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund (the "Fund") at September 30, 2002, the results of its operations, the results of its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 8, 2002

                    INFORMATION ABOUT TRUSTEES AND OFFICERS

   The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Officers and Trustees of the Fund is set forth below. The SAI includes additional information about the Fund's Officers and Trustees and is available, without charge, upon request by calling 1-800-343-8959.

                                         TERM OF                                  # OF PORTFOLIOS        OTHER
                         POSITIONS(S)    OFFICE AND                               IN FUND COMPLEX        DIRECTORSHIPS
                         HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION      OVERSEEN BY            HELD BY OFFICER
NAME, ADDRESS AND AGE    THE FUND        TIME SERVED    DURING PAST FIVE YEARS    OFFICER OR TRUSTEE     OR TRUSTEE
---------------------    ------------    -----------    ----------------------    ------------------     ---------------
Frederick W. Green*<F22> President       One-year       President of              1                      None
Westchester Capital      and             term;          Westchester Capital
  Management, Inc.       Trustee         since 1989     Management, Inc.,
100 Summit Lake Drive                                   the Fund's Adviser.
Valhalla, NY  10595
Age: 55

Bonnie L. Smith          Vice            One-year       Vice President of         1                      None
Westchester Capital      President,      term;          Westchester Capital
  Management, Inc.       Secretary       since 1989     Management, Inc.,
100 Summit Lake Drive    and                            the Fund's Adviser.
Valhalla, NY  10595      Treasurer
Age: 54

James P. Logan, III      Independent     One-year       President of Logan,       1                      None
Logan, Chace LLC         Trustee         term;          Chace LLC, an
420 Lexington Avenue                     since 1989     executive search firm;
New York, NY  10170                                     Chairman of J.P.
Age: 66                                                 Logan & Company.

Michael J. Downey        Independent     One-year       Managing Partner of       1                      Chairman and
2 Parsons Lane           Trustee         term;          Lexington Capital                                Director of Asia
Rochester, NY  14610                     since 1995     Investments.                                     Pacific Fund,
Age: 58                                                                                                  Inc.

*<F22> Denotes a trustee who is an "interested person" as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT ADVISER
     Westchester Capital Management, Inc.
     100 Summit Lake Drive
     Valhalla, NY  10595
     (914) 741-5600

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING AGENT, AND SHAREHOLDER SERVICING AGENT
     U.S. Bancorp Fund Services, LLC
     615 East Michigan Street
     P.O. Box 701
     Milwaukee, WI  53201-0701
     (800) 343-8959

CUSTODIAN
     U.S. Bank, N.A.
     P.O. Box 701
     Milwaukee, WI  53201-0701
     (800) 343-8959

TRUSTEES
     Frederick W. Green
     Michael J. Downey
     James P. Logan III

EXECUTIVE OFFICERS
     Frederick W. Green, President
     Bonnie L. Smith, Vice President,
       Treasurer and Secretary

COUNSEL
     Fulbright & Jaworski L.L.P.
     666 Fifth Avenue
     New York, NY  10103

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     100 East Wisconsin Avenue
     Milwaukee, WI  53202